Exhibit 99.1
News Release

Quantenna Announces Fourth Quarter and Fiscal 2017 Financial Results
Major Cable MSO Initiates Nationwide Rollout of Quantenna's Wave 3 10G Solution
San Jose, CA – February 12, 2018 – Quantenna Communications, Inc. (NASDAQ:QTNA), a global leader and innovator of leading-edge performance Wi-Fi solutions, today announced preliminary unaudited financial results for the fourth quarter and fiscal year 2017 ended December 31, 2017.
“Overall, 2017 was a very successful year as we posted 37% year-over-year revenue growth. We are pleased to report that our key cable MSO customer has initiated a nationwide rollout of a gateway solution using our industry leading Wave 3 10G technology. We enter 2018 excited about the opportunities in front of us and believe we are well positioned to extend our Wave 2 market opportunities and garner incremental Wave 3 10G designs,” remarked Dr. Sam Heidari, Chairman and Chief Executive Officer.
“We expect the first quarter to bring Quantenna revenue growth from our diversified product portfolio, as we execute to our customer requirements for leading-edge, high performance Wi-Fi products with additional customers deploying Wave 3 10G and our Wave 2 technology solutions.”
Financial Summary

	Three Months Ended				Twelve Months Ended
	December 31, 2017	January 1, 2017	% Change		December 31, 2017	January 1, 2017	% Change

Revenue	$41,275	$37,492	10.1%		$176,359	$129,069	36.6%
Gross Profit	21,279	19,304	10.2%		88,151	64,429	36.8%
Gross Margin	51.6%	51.5%	10	bps	50.0%	49.9%	10	bps

Net income (loss):
GAAP	$32,325	$32			$34,412	$(1,895)
Non-GAAP	455	898			9,989	1,195

Net income (loss) per share - diluted:
GAAP	$0.84	$0.00			$0.89	$(0.30)
Non-GAAP	0.01	0.03			0.26	0.04

(in thousands except per share data, unaudited)

Commentary on the fourth quarter and fiscal year 2017 financial results by Company management is available at http://ir.quantenna.com/.
Please see the note below regarding the use of non-GAAP financial measures, including a detailed reconciliation between GAAP and non-GAAP information in the tables included herein.

Fourth Quarter and Fiscal Year 2017 Company Highlights

•
Revenue of $176.4 million in fiscal year 2017 represented year over year growth of 37% compared to fiscal year 2016. Revenue of $41.3 million in the fourth quarter represented year over year growth of 10% over the fourth quarter of 2016.

•
GAAP gross margin of 50.0% in fiscal year 2017 compared to GAAP gross margin of 49.9% in fiscal year 2016. Fourth quarter GAAP gross margin of 51.6% compared to 51.5% in the fourth quarter of fiscal year 2016.

•
GAAP operating loss of $(0.9) million and non-GAAP operating income of $9.9 million in fiscal year 2017, compared to GAAP operating loss of $(0.8) million and non-GAAP operating income of $2.3 million in fiscal year 2016.

•	Cash from operations totaled $6.6 million in fiscal year 2017, compared to $2.3 million in fiscal year 2016.

•	Wave 3 10G has achieved market acceptance as demonstrated by nationwide deployment at a major cable MSO using our technology exclusively in their flagship next generation gateway.

•
Announced the QSR10R-AX, the industry's first solution to combine three 4x4 802.11ax radios and integrated CPU cores for optimal mesh repeating functionality. It supports the newest Wi-Fi standard, 802.11ax.

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Business Outlook

First Quarter 2018 Guidance Range
Revenue	$43M to $45M
Gross Margin
GAAP	50% +/- 100bps
Non-GAAP	50% +/- 100bps
Operating Expense Growth (sequential)
GAAP	-1% to 4%
Non-GAAP	Flat to up 5%
Net income (loss) per share-diluted
GAAP	($0.08) to ($0.06)
Non-GAAP	$0.00 to $0.02

Gross margin, operating expense and net income GAAP to Non-GAAP reconciliation relates to stock based compensation expense and amortization of deferred tax asset.

Webcast and Conference Call
Quantenna management will host a conference call discussing the quarterly results and business outlook following this press release at 2:00 p.m. Pacific Time today. Individuals interested in listening to the conference call may do so by dialing (877) 239-5585 for domestic callers or (661) 378-9806 for international callers. Please reference Conference ID: 9598965. An audio webcast and replay will be available on the “Investor Relations” section of Quantenna’s website at http://ir.quantenna.com/events.cfm.
Non-GAAP Financial Measures
In addition to GAAP reporting, Quantenna provides information regarding net income, gross profit, gross margin, and operating expenses on a non-GAAP basis. This non-GAAP information excludes stock-based compensation expense, and non-recurring items comprised of executive severance and the release of the US Federal income tax valuation allowance. These non-GAAP measures are used by the Company’s management for the purposes of evaluating the underlying operating performance of the Company, establishing internal budgets, comparing performance with internal forecasts and goals, strategic planning, benchmarking against other companies, to provide a more consistent basis of comparison and to enable more meaningful period to period comparisons. These non-GAAP measures are provided in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. A reconciliation between GAAP and non-GAAP financial data is included in the supplemental financial tables included in this press release.
About Quantenna Communications
Quantenna (Nasdaq:QTNA) is the global leader and innovator of high performance Wi-Fi solutions. Founded in 2006, Quantenna has demonstrated its leadership in Wi-Fi technologies with many industry firsts in the market. Quantenna continues to innovate with the mission to perfect Wi-Fi by establishing benchmarks for speed, range, efficiency and reliability. Quantenna takes a multidimensional approach,

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from silicon, system to software for Wi-Fi networks and provides solutions for OEMs and service providers worldwide. For more information, visit www.quantenna.com.
Forward-Looking Statements
This press release contains forward-looking statements based on Quantenna’s current expectations, including statements regarding Quantenna’s preliminary financial results for the fourth quarter and fiscal year 2017 ended December 31, 2017, expected future business and financial performance, growth opportunities, product technologies and customer relationships. The words "believe," "estimate," "expect," "intend," "anticipate," "plan," "project," "will" and similar phrases as they relate to Quantenna are intended to identify such forward-looking statements. These forward-looking statements reflect the current views and assumptions of Quantenna and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are the following: risks that Quantenna may not be able to maintain its historical growth or achieve similar levels of success with respect to new products; challenges developing new and leading edge products on a timely basis that achieve market acceptance; the complexity of the products, including integration requirements with components from other third parties that are outside of our control; quarterly fluctuations in revenues and operating results; ability to accurately predict future revenue and expenses; ability to attract and retain customers and service providers; dependence on a limited number of products and customers; intense market competition; intellectual property litigation risks; industry consolidation and risks associated with acquisitions, divestitures and strategic partnerships with respect to Quantenna as well as third parties; product liability risks; potential cancellation of customer orders; difficulties managing international operations; risks that Quantenna may not be able to manage strains associated with its growth; dependence on key personnel; stock price volatility; dependence on, and geographic concentration of, contract manufacturers, customers and end customers, assembly and test providers, and other vendors that subject Quantenna's business and results of operations to risks of natural disasters, epidemics, war and political unrest; the cyclical nature of the semiconductor industry; potential changes in tax and other laws affecting Quantenna’s business; adjustments to the preliminary financial results reported in this press release and related earnings call announcement and materials for the fourth quarter and fiscal year 2017 ended December 31, 2017 in connection with completion of the final closing process and procedures and preparation of our Annual Report on Form 10-K; and other factors that are detailed in the Securities and Exchange (“SEC”) filings of Quantenna, which you may obtain for free at the SEC’s website at https://www.sec.gov. Quantenna disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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Quantenna Communications, Inc.
Condensed Consolidated Statements of Operations
(in thousands except per share data, unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2017	January 1, 2017	December 31, 2017	January 1, 2017

Revenue	$41,275	$37,492	$176,359	$129,069
Cost of revenue	19,996	18,188	88,208	64,640
Gross profit	21,279	19,304	88,151	64,429
Operating expenses:
Research and development	16,048	13,691	59,747	46,604
Sales and marketing	4,487	2,520	14,040	8,091
General and administrative	4,069	2,757	15,299	10,559
Total operating expenses	24,604	18,968	89,086	65,254
Income (loss) from operations	(3,325)	336	(935)	(825)
Interest expense	(272)	(252)	(713)	(665)
Other income (expense), net	509	262	1,118	(38)
Income (loss) before income taxes	(3,088)	346	(530)	(1,528)
Benefit (provision) for income taxes	35,413	(314)	34,942	(367)
Net income (loss)	$32,325	$32	$34,412	$(1,895)
Net income (loss) per share - basic	$0.92	$0.00	$1.00	$(0.30)
Net income (loss) per share - diluted	$0.84	$0.00	$0.89	$(0.30)

Shares used in computing net income (loss) per share:
Basic	35,316	21,246	34,259	6,385
Diluted	38,281	35,387	38,484	6,385

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Quantenna Communications, Inc.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	December 31, 2017	January 1, 2017
Assets
Current assets
Cash and cash equivalents	$24,432	$117,045
Marketable securities	94,195	—
Accounts receivable	26,786	14,480
Inventory	12,662	15,820
Prepaid expenses and other current assets	2,744	2,470
Total current assets	160,819	149,815
Deferred tax assets	35,422	—
Property and equipment, net	12,511	4,742
Intangible assets, net	2,987	—
Other long-term assets	965	232
Total assets	$212,704	$154,789
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$2,077	$7,776
Accrued liabilities and other current liabilities	22,742	11,801
Long-term debt, current portion	3,943	2,257
Total current liabilities	28,762	21,834
Long-term debt	—	3,680
Other long-term liabilities	3,339	527
Total liabilities	32,101	26,041

Stockholders’ equity
Common stock	3	3
Additional paid-in capital	308,023	290,319
Accumulated other comprehensive loss	(207)	—
Accumulated deficit	(127,216)	(161,574)
Total stockholders’ equity	180,603	128,748
Total liabilities and stockholders’ equity	$212,704	$154,789

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Quantenna Communications, Inc.
Condensed Consolidated Cash Flows
(in thousands, unaudited)

	Years Ended
	December 31, 2017	January 1, 2017

Cash flows from operating activities
Net income (loss)	$34,412	$(1,895)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Release of valuation allowances for the deferred tax assets	(35,333)	—
Depreciation and amortization	2,669	1,278
Stock-based compensation expense	10,683	3,065
Accretion of discount on investments	207	—
Non-cash interest expense, net	474	347
Change in fair value of convertible preferred stock warrants liability	—	87
Non-cash foreign exchange gain	(46)	—
Changes in assets and liabilities:
Accounts receivable	(12,306)	1,237
Inventory	3,158	(8,413)
Prepaid expenses and other current assets	(335)	(901)
Deferred rent and other assets	(467)	(50)
Accounts payable	(5,752)	1,804
Accrued liabilities and other current liabilities	9,265	5,757
Net cash provided by operating activities	6,629	2,316
Cash flows from investing activities
Purchase of property and equipment	(8,970)	(2,724)
Purchase of marketable securities	(131,790)	—
Proceeds from sales of marketable securities	10,684	—
Maturities of marketable securities	26,440	—
Restricted cash	—	(59)
Net cash used in investing activities	(103,636)	(2,783)
Cash flows from financing activities
Proceeds from issuance of common stock	7,675	1,191
Payment of taxes withheld for vested stock awards	(626)	—
Proceeds from initial public offering, net of issuance costs	(96)	97,483
Proceeds from revolving line of credit, net of fees paid	—	2,950
Repayment of revolving line of credit	—	(3,000)
Proceeds from issuance of long-term debt, net of fees paid	—	3,854
Payments related to intangible asset purchase	(266)	—
Repayments of long-term debt	(2,406)	(3,816)
Net cash provided by financing activities	4,281	98,662
Effect of exchange rate changes on cash and cash equivalents	113	—
Net increase (decrease) in cash and cash equivalents	(92,613)	98,195
Cash and cash equivalents
Beginning of year	117,045	18,850
End of year	$24,432	$117,045

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Quantenna Communications, Inc.
Unaudited reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share data)

Non-GAAP Income Statement Items	Three Months Ended December 31, 2017					Three Months Ended January 1, 2017
	GAAP Measure	Stock-based Compensation Expense	Non-Recurring Items*	Income Taxes**	Non-GAAP Measure	GAAP Measure	Stock-based Compensation Expense	Non-GAAP Measure
Revenue	$41,275				$41,275	$37,492		$37,492
Gross profit	21,279	42			21,321	19,304	18	19,322
Gross margin	51.6%	0.1%			51.7%	51.5%	0.0%	51.5%
Research and development	16,048	1,630			14,418	13,691	457	13,234
Sales and marketing	4,487	584	199		3,704	2,520	128	2,392
General and administrative	4,069	980			3,089	2,757	263	2,494
Income (loss) from operations	(3,325)	3,236	199	—	110	336	866	1,202
Benefit (provision) for income taxes	35,413	—	—	(35,305)	108	(314)	—	(314)
Net income (loss)	$32,325	$3,236	$199	$(35,305)	$455	$32	$866	$898
Basic shares outstanding	35,316				35,316	21,246		21,246
Basic earnings per share	$0.92				$0.01	$0.00		$0.04
Diluted shares outstanding	38,281				38,281	35,387		35,387
Diluted earnings per share	$0.84				$0.01	$0.00		$0.03

Non-GAAP Income Statement Items	Twelve months ended December 31, 2017					Twelve months ended January 1, 2017
	GAAP Measure	Stock-based Compensation Expense	Non-Recurring Items*	Income Taxes**	Non-GAAP Measure	GAAP Measure	Stock-based Compensation Expense	Non-GAAP Measure
Revenue	$176,359				$176,359	$129,069		$129,069
Gross profit	88,151	165			88,316	64,429	33	64,462
Gross margin	50.0%	0.1%			50.1%	49.9%	0.0%	49.9%
Research and development	59,747	5,616			54,131	46,604	911	45,693
Sales and marketing	14,040	1,763	199		12,078	8,091	248	7,843
General and administrative	15,299	3,139			12,160	10,559	1,898	8,661
Income (loss) from operations	(935)	10,683	199	—	9,947	(825)	3,090	2,265
Benefit (provision) for income taxes	34,942	—	—	(35,305)	(363)	(367)	—	(367)
Net income (loss)	$34,412	$10,683	$199	$(35,305)	$9,989	$(1,895)	$3,090	$1,195
Basic shares outstanding	34,259				34,259	6,385		6,385
Basic earnings per share	$1.00				$0.29	$(0.30)		$0.19
Diluted shares outstanding	38,484				38,484	6,385		31,113
Diluted earnings per share	$0.89				$0.26	$(0.30)		$0.04

*Non-recurring items comprised of executive severance.
**Income tax adjustment relating to recognition of US Federal deferred tax asset pursuant to release of valuation allowance.

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Quantenna Communications, Inc.
Unaudited Forward-Looking Statements Regarding Business Outlook

Business Outlook	Three Months Ended April 1, 2018

	High	Low
Estimated GAAP diluted earnings (loss) per share	$(0.06)	$(0.08)
Estimated stock compensation expense	(0.08)	(0.08)
Estimated Non-GAAP diluted earnings (loss) per share	$0.02	$0.00

Quantenna Communications, Inc.
Vernon Essi, Jr.
669-209-5647
vessi@quantenna.com

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